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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement (File No. 333-25537).



                                                  /S/ ARTHUR ANDERSEN LLP


San Antonio, Texas
March 16, 2000